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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We consent to the incorporation by reference in this Post-Effective Amendment No. 32 to Registration Statement No. 333-48456 on Form N-1A of our reports dated as detailed below, relating to the financial statements and financial highlights of Met Investors Series Trust (the "Trust"), appearing in the Annual Report on Form N-CSR of the Trust, for the year ended December 31, 2008. The Trust is comprised of the following portfolios with the respective report dates:

FUND NAME                                               AUDIT REPORT DATE
---------                                               -----------------
American Funds Balanced Allocation Portfolio            February 24, 2009
American Funds Bond Portfolio                           February 24, 2009
American Funds Growth Allocation Portfolio              February 24, 2009
American Funds Growth Portfolio                         February 24, 2009
American Funds International Portfolio                  February 24, 2009
American Funds Moderate Allocation Portfolio            February 24, 2009
Batterymarch Growth and Income Portfolio                February 20, 2009
BlackRock High Yield Portfolio                          February 25, 2009
BlackRock Large Cap Core Portfolio                      February 24, 2009
Clarion Global Real Estate Portfolio                    February 25, 2009
Dreman Small-Cap Value Portfolio                        February 20, 2009
Goldman Sachs Mid-Cap Value Portfolio                   February 20, 2009
Harris Oakmark International Portfolio                  February 20, 2009
Janus Forty Portfolio                                   February 20, 2009
Lazard Mid-Cap Portfolio                                February 24, 2009
Legg Mason Partners Aggressive Growth Portfolio         February 20, 2009
Legg Mason Partners Managed Assets Portfolio            February 25, 2009
Legg Mason Value Equity Portfolio                       February 24, 2009
Loomis Sayles Global Markets Portfolio                  February 25, 2009
Lord Abbett Bond Debenture Portfolio                    February 25, 2009
Lord Abbett Growth and Income Portfolio                 February 20, 2009
Lord Abbett Mid-Cap Value Portfolio                     February 20, 2009
Met/AIM Capital Appreciation Portfolio                  February 24, 2009
Met/AIM Small Cap Growth Portfolio                      February 20, 2009
Met/Franklin Income Portfolio                           February 24, 2009
Met/Franklin Mutual Shares Portfolio                    February 24, 2009
Met/Franklin Templeton Founding Strategy Portfolio      February 24, 2009
Met/Templeton Growth Portfolio                          February 24, 2009
MetLife Aggressive Strategy Portfolio                   February 25, 2009
MetLife Balanced Strategy Portfolio                     February 27, 2009
MetLife Defensive Strategy Portfolio                    February 27, 2009
MetLife Growth Strategy Portfolio                       February 27, 2009
MetLife Moderate Strategy Portfolio                     February 27, 2009
MFS Emerging Markets Equity Portfolio                   February 24, 2009
MFS Research International Portfolio                    February 24, 2009
Oppenheimer Capital Appreciation Portfolio              February 24, 2009
PIMCO Inflation Protected Bond Portfolio                February 27, 2009
PIMCO Total Return Portfolio                            February 27, 2009
Pioneer Fund Portfolio                                  February 20, 2009
Pioneer Strategic Income Portfolio                      February 27, 2009
Rainier Large Cap Equity Portfolio                      February 20, 2009
RCM Global Technology Portfolio                         February 20, 2009
SSgA Growth and Income ETF Portfolio                    February 24, 2009
SSgA Growth ETF Portfolio                               February 24, 2009
T. Rowe Price Mid-Cap Growth Portfolio                  February 20, 2009
Third Avenue Small Cap Value Portfolio                  February 20, 2009
Turner Mid-Cap Growth Portfolio                         February 20, 2009
Van Kampen Comstock Portfolio                           February 20, 2009
Van Kampen Mid-Cap Growth Portfolio                     February 20, 2009

We also consent to the references to us under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statements of Additional Information, which are part of such Registration Statement.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 1, 2009